UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2023

BTCS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40792	90-1096644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9466 Georgia Avenue #124, Silver Spring, MD 20910

(Address of Principal Executive Offices, and Zip Code)

(202) 430-6576

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BTCS	The Nasdaq Stock Market (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On January 31, 2023, BTCS Inc. (the “Company”) announced that its Board of Directors (the “Board”) has declared a dividend (the “Dividend”) payable in shares of its Series V Preferred Stock (the “Series V”). The record date and the payment date for the Series V will be determined by a Special Committee of the Board. The Dividend will be payable at a ratio of 1:1, meaning that one share of Series V will be issued for every one share of common stock held by holders of such shares as of the record date. The Dividend is subject to a number of risks and uncertainties. Investors are encouraged to review the risk factors below.

Item 3.03 Material Modification to Rights of Security Holders.

On January 30, 2023, the Company filed a Certificate of Designation (the “Certificate”) with the Secretary of State of the State of Nevada designating 19.5 million shares of Series V. The following descriptions set forth brief summaries of the rights, preferences, and privileges of the Series V, and are qualified in their entirety by the full text of the Certificate, a copy of which is filed herewith as Exhibit 3.1.

Conversion

After such time as the Company obtains a Depository Trust Company (“DTC”) eligible CUSIP number for the Series V and has provided conversion instructions (as described below), the holder will be entitled, at its sole option, to convert all but not less than all Series V then held by it, at the earlier of: (1) any time prior to redemption, and (2) on or prior to December 31, 2024, into duly authorized, validly issued, fully paid and nonassessable shares of common stock. Each share of Series V will convert to one share of common stock (a “Conversion Share”). To convert shares of Series V into shares of common stock, the holder must follow the conversion instructions provided for on the Company’s website at www.btcs.com or provided for in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”).

Each share of Series V is intended to be convertible into one share of the Company’s common stock listed on a foreign exchange or alternative trading market that utilizes blockchain technology (either, an “Exchange”), subject to certain approvals and the terms of the Certificate.

Redemption

The Board may, at its option, at any time after the one-year anniversary of issuance, redeem all but not less than all of the then outstanding shares of Series V by giving notice of such redemption. The redemption price for any shares of Series V to be redeemed will be payable in cash, out of funds legally available therefor, and will be equal to $0.001 per share.

Other Rights or Non-Rights.

The shares of Series V Preferred will not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth in the Certificate.

Risks Factors

While the Board has declared the Dividend, the Board may subsequently determine not to proceed with the Dividend, due to reasons beyond the Company’s control.

While the Board declared the Dividend on January 27, 2023, the Board retains the right and ability to not proceed with the Dividend for any reason at any time prior to the distribution of Series V to the holders of record. While the Board and the Company intends and desires to effect the Dividend, we may be unable to do so as intended for a number of reasons, including some which are beyond our control. For example, the Company’s ability to effect the Dividend will depend on actions involving certain third parties, such as: 1) obtaining a DTC eligible security and corresponding CUSIP number to allow the Series V to be held at DTC and traded through its electronic book-entry system which will be necessary to distribute the shares into brokerage accounts, and 2) selecting and procuring listing of the Conversion Shares on an Exchange. The Company’s determination to proceed or not proceed with the Dividend will be publicly disseminated by the filing of a subsequent Current Report on Form 8-K disclosing the decision. If we determine not to proceed with the Dividend for any reason, holders of record as of the record date will not receive any of the perceived or anticipated benefits of the securities described in this Form 8-K.

Under the Certificate for the Series V, the Company will have broad discretion as to the fate of the Series V and Conversion Shares, and the Series V carries no rights or preferences other than the right to convert into Conversion Shares only after receiving conversion instructions or alternatively receive a nominal redemption payment in the future.

The Certificate setting forth the rights and limitations of the Series V confers broad authority upon the Company as to the fate of both the Series V and the Conversion Shares. For instance, the Company may, at any time after the one-year anniversary of the issuance date, elect to redeem the Series V at par value, in which case the holder will only receive a nominal cash amount rather than an equity interest in the Company and the benefit of any future dividends, appreciation in value or other potential benefits conferred by virtue of the Conversion Shares.

The Company also has the authority to determine the conversion notice procedures which have yet to be determined, if the Company does not announce the conversion procedures then Series V holders would not be entitled to convert and would only be entitled to the nominal redemption payment.

In addition, the Company has the authority to select and obtain listing for the Conversion Sharers on an Exchange, or to decline to seek or continue with such efforts. If following any such listing the Conversion Shares are delisted from an Exchange, the Company will have discretion to locate a new Exchange, transfer the Conversion Shares to the transfer agent, seek listing on Nasdaq, or do nothing and leave the matter to individual holders of Conversion Shares to take such action they may deem appropriate but using their own time and resources.

Other than the right to convert into Conversion Shares or receive a par value redemption, the Series V comes with no special rights or preferences, such as voting rights, dividend rights or liquidation preferences, that are often included in preferred stock, and are therefore subject to the superior rights of the common stock unless and until converted, and subject to the descriptions set forth elsewhere in this Form 8-K including the other Risk Factors contained herein.

Because currently outstanding shares of our common stock trade on Nasdaq and the Conversion Shares are expected to be listed for trading on a foreign exchange or alternative trading system, recipients of Conversion Shares are expected to face potential illiquidity, trading volatility and/or pricing discrepancies when compared to shares of common stock which trade on Nasdaq.

If a holder of Series V elects to convert their shares of Series V, the resulting Conversion Shares are expected to be listed on an Exchange which will either be a foreign exchange or an ATS. If the Conversion Shares are listed on an Exchange, the trading volumes and market prices for those Conversion Shares may be lower than comparable metrics of the common stock listed on Nasdaq, in general or in specific instances, and the holder may therefore face challenges in liquidating their Conversion Shares both as compared to our Nasdaq-listed common stock and in general. If the Conversion Shares are not listed on an Exchange, the holders’ Conversion Shares will be relatively illiquid, and will need to locate a willing purchaser in the private markets in order to liquidate their Conversion Shares, which they may be unable to do in a reasonable timeframe, without undue costs, at desired prices or at all.

Additionally, because we have not been approved for listing on an Exchange, there is inherent uncertainty as to both whether we can obtain a listing of the Conversion Shares on an Exchange or locate an Alternative Trading System (“ATS”) or alternate foreign exchange, and if so what the characteristics of the Exchange, including regulatory and trading features, will be. For example, there is a high likelihood that the Exchange will be a foreign exchange and therefore will not be subject to SEC regulation under the Securities Act of 1933 or the Securities Exchange Act of 1934. These federal statutes and regulations are designed to protect investors and enhance transparency and capital formation in the capital markets, and the lack of this or similar regulatory oversight will subject holders of Conversion Shares to risks inherent in a trading market that operates in the absence of those considerations or where their influence is limited or inadequately enforced. While SEC or other regulatory involvement never guarantees investor protection, the lack thereof exacerbates the risk of loss.

We have applied for listing and may seek an Exchange which utilizes blockchain technology which is in line with our operations, business, and vision of use cases for blockchain technology. As recent developments such as the FTX failure described below demonstrate, digital asset-focused exchanges are often the target of fraud and malicious actors, and holders of investments in digital assets in the custody of such exchanges are afforded little or no protection from adverse developments such as theft and bankruptcy impacting the exchange on which their digital assets are held. As a result, unless new regulation or oversight is adopted and applies to the Exchange, holders of Conversion Shares could be subject to these contingencies, which among other things include the subordination of their rights in the digital assets to the creditors of the Exchange, such that if the Exchange becomes bankrupt or defaults on its indebtedness, those Conversion Shares could be in jeopardy of seizure by the creditor with little to no recourse for the holder. Additionally, an Exchange based on blockchain technology may also involve several technical risks. For instance, the blockchain on which the exchange operates may face difficulties in scaling to handle a large number of users and transactions including the Exchange, as well as ensuring adequate performance and security. Additionally, the Exchange may also face risks related to the underlying blockchain protocol, such as forks or other network changes that could negatively impact the Exchange’s operations. Furthermore, the Exchange may also face risks related to smart contract security, as any bugs or vulnerabilities in the smart contracts used on the Exchange could result in loss of Conversion Shares or funds as well as other security breaches.

Other potential risks and uncertainties, which will vary in applicability and extent depending on the Exchange selected, include:

●	The possibility that a viable trading market never develops or is sustained on the Exchange;
●	Adverse attention or action from regulatory authorities;
●	The possibility that the technology on which the Exchange depends fails to function properly;
●	The security systems of the Exchange may be inadequate or ineffective, or subject to breach or damage, endangering the Conversion Shares stored thereon;
●	Uncertainty as to the potential application laws and regulations including those regarding securities, virtual currencies and money transmission; and
●	An Exchange’s custody and leverage of digital assets may subject it to bankruptcy or liquidation events given the volatile nature of digital assets.

Any of the above or other uncertainties relating to any Exchange we select and pursue listing for the Conversion Shares could adversely impact the rights and interests of holders of the Conversion Shares issuable upon conversion of the Series V.

While the Exchange we seek for listing the Conversion Shares remains undetermined, holders of Conversion Shares can expect greater limitations on any such Exchange when compared to the holders of Nasdaq-listed common stock.

While we have not and may not successfully procure listing of the Conversion Shares on an Exchange, if and when we do, subject to the holder’s ability to transfer the shares to the transfer agent, such Conversion Shares may initially only be sold on the Exchange, with the record of beneficial ownership updated and recorded by such Exchange. Upon conversion, the Conversion Shares are not and will not be listed on any U.S. national securities exchange or other trading market of any kind. The limitation on trading of Conversion Shares may adversely affect the liquidity for, and market price of, such shares.

If holders of Conversion Shares elect to move their shares to the transfer agent, the process can be a time-consuming and costly, and in the processing time, trading volatility, stock prices or other factors could adversely impact the holder.

If a holder elects to move Conversion Shares from the Exchange to the transfer agent, such process may be time-consuming and costly to the holder. If Conversion Shares are held in a brokerage account or other intermediary account (commonly referred to as “street name”), each brokerage firm has their own process. During the time it takes to move the Conversion Shares, perceived benefits of doing so, such as effecting a sale at a specified price with a willing purchaser, could be lost, and disadvantages such as high volume or trading prices on the Exchange could occur during the processing time that renders the transaction unfavorable in hindsight. The Company will not be responsible for any of the foregoing, including the costs and administrative considerations involved in effecting the transfer or deviations in prices between the Exchange and private trades.

To the extent any recipients of Series V decide not to convert into Conversion Shares, their holdings in our common stock will be diluted to the extent other Series V holders convert into Conversion Shares.

Under the Certificate, holders of Series V may, subject to prior redemption and prior to December 31, 2024, elect to convert all but not less than all the Series V they hold into Conversion Shares by following the instructions as provided pursuant to the Certificate, which will include affirming that the holder is not and will not by virtue of the conversion be an “affiliate” of the Company as defined in SEC rules. Assuming full conversion, the Series V provides for the collective issuance of up to 19.5 million Conversion Shares. However, if any holder decides not to convert prior to December 31, 2024, and other holders do convert, the non-converting holder’s ownership interest in the Company’s common stock will be diluted due to the issuance of Conversion Shares to the converting holders. In such event, the only benefit of the Dividend to the non-converting holder will be the par value consideration received if the Company chooses, and it is legally allowed, to redeem.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 5.03.

Item 7.01 Regulation FD Disclosure.

On January 31, 2023, the Company issued a press release regarding the Dividend. A copy of the press release is furnished with this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

3.1	Certificate of Designation – Series V
99.1	Press Release dated January 31, 2023+
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTCS INC.

Date: January 31, 2023	By:	/s/ Charles W. Allen
	Name:	Charles W. Allen
	Title:	Chief Executive Officer